Workhorse Group Reports First Quarter 2024 Results CINCINNATI, May 20, 2024 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles, today reported financial results for the first quarter ended March 31, 2024. Management Commentary “During the first quarter, we took important strategic and financial actions to better position Workhorse for the future while continuing to hit major milestones,” said Workhorse CEO Rick Dauch. “Our successful W56 demonstrations with dealers and fleet operators continue to affirm the strong market potential of our commercial EV trucks. This April, we celebrated a major milestone with a substantial order for our W4 CC trucks and expanded our dealer network to include new locations in New York and a set of dealership locations across the upper Midwest region.” Mr. Dauch continued, “While we are pleased with our recent progress, we proactively took steps this quarter to preserve cash and extend our financial runway. We recently closed a financing transaction that provides liquidity in both the short term and over time, enabling us to continue our transition from a technology start-up into a successful commercial EV OEM. We have taken aggressive cost reduction actions across the organization, including a 20% reduction in force and throttling capacity at Union City by temporarily furloughing the team there, matching our resources and production demands until our financial and operating position permits.” Mr. Dauch concluded, “The transition to EV technology in the commercial truck and last-mile segment is taking place, although like any change, it will not happen overnight. While we’ve experienced delays, we believe the transition is underway, and we will continue taking decisive steps to succeed in the market and drive value for our stockholders. We have proven our product in the market, and we have the pieces in place to continue advancing our roadmap and capture the significant opportunities ahead.” Executing Successful Strategic and Financial Actions • Advancing Commercial EV Product Roadmap: The Company continued executing successful product demonstrations and has been in constructive discussions regarding purchase orders with potential customers that have large last-mile fleets. To date, Workhorse has received orders for 68 W56 step vans. Additionally, in April Workhorse received a purchase order for 141 W4 CC cab chassis from Kingsburg Truck Sales (“KTS”) for delivery over the coming quarters, which effectively represents all of the Class 4 finished goods inventory at Union City. Each of these orders are subject to significant terms and conditions including, in the case of trucks to be delivered in California, the receipt of HVIP vouchers for such trucks, and the purchasers have, under certain circumstances, the right to cancel such orders without any penalty or other cost. • Expanding Commercial Dealer and Service Footprint: Workhorse continued expanding its dealer network, most recently adding key dealers and partners in multiple states. Within the past month, the Company announced new dealer agreements with Milea Truck Sales and Leasing and the Ziegler Truck Group. Workhorse now has 12 dealer partners, strategically targeted in states adopting the California Air Resources Board (“CARB”) “Clean Fleet” standards. • Entered into Financing Agreement: On March 15, 2024, the Company entered into a securities purchase agreement with an institutional investor for senior secured convertible notes for up to an aggregate principal amount of $139.0 million and warrants to purchase shares of common stock to support the

Company’s continued execution of its product roadmap and commercial EV business plans. To date, the Company has received gross proceeds from this financing agreement of approximately $15 million before original issue discount, fees, and expenses. • Conserving Cash: Workhorse has taken steps to aggressively reduce costs across the organization to ensure it can continue to complete the transition from technology start-up to a full-fledged commercial EV OEM while continuing to deliver world class products, services, and value for its customers and stakeholders. The Company has completed a reduction in force of approximately 20% of the total workforce, excluding direct labor. The workforce at the Union City plant was temporarily furloughed on April 22. • Divesting Aero Business: The Company is working with a third party to complete the divestiture of the Aero business in the second quarter. While the Company does not expect to realize cash proceeds upon the consummation of the sale, the Company expects the divestiture to provide monthly cost savings of approximately $375,000, and the Company expects that the final divestiture agreement will include limited earn out provisions under which the Company would receive a portion of the proceeds if the Aero business realizes revenues from certain contingent sources. In the meantime, the Aero business is operating as usual. Workhorse continued scanning agricultural land in Mississippi under existing USDA and NCRS grant awards during the first quarter and is in advanced discussions with multiple government agencies to provide expanded aerial scanning and services in the future. First Quarter Financial Results Sales, net of returns and allowances, for the first quarter of 2024 were $1.3 million compared to $1.7 million in the same period last year. The decrease in sales was primarily due to lower W4 CC vehicle sales compared with the same period a year ago, which was partially offset by an increase in other service revenue generated from operating the Company’s Stables by Workhorse route, Drones as a Service, and other service revenue. Cost of sales increased to $7.4 million from $5.3 million in the same period last year, primarily driven by a $2.2 million increase in inventory reserve expenses, a $1.0 million increase in depreciation expenses, and a $0.6 million increase in employee compensation and related expenses to support vehicle production during the period. The increase in cost of sales was partially offset by a $1.2 million decrease in costs related to direct materials and a $1.4 million reversal of warranty expenses previously accrued. Selling, general, and administrative (“SG&A”) expenses decreased to $14.1 million from $14.7 million in the same period last year. The decrease in SG&A expenses was primarily driven by a $1.7 million decrease in employee compensation and related expenses primarily due to a decreased headcount, which was partially offset by a $0.3 million increase in non-cash stock-based compensation expense and an increase of $0.6 million in professional and other services expenses during the period. Research and development (“R&D”) expenses decreased to $3.5 million compared to $7.2 million in the same period last year. The decrease in R&D expenses was primarily due to a $2.1 million decrease in prototype expenses related to development expenses for new products, which launched in 2023, a $0.7 million decrease in consulting expenses, and a $0.8 million decrease in employee compensation and related expenses due to decreased headcount. Net interest expense was $5.4 million compared to net interest income of $0.6 million in the same period last year. Net interest expense in the current year was driven by a fair value adjustment of the Company’s 2024 Notes and 2024 Warrants, respectively, of $7.0 million and $1.2 million fees paid in connection with the 2024 Notes and 2024 Warrants issued during the period. The expense was partially offset by a gain of $2.9 million from the extinguishment of the Company’s 2026 Notes, conversion of the 2023 Warrants, and $0.1 million of interest earned on cash balances in the Company’s money market investment accounts. Net interest income in the prior year period was primarily driven by interest earned on cash balances in the Company’s money market investment account.

Net loss was $29.2 million compared to $25.0 million in the same period last year. As of March 31, 2024, the Company had $6.7 million in cash and cash equivalents, accounts receivable of $1.8 million, net inventory of $49.9 million, and accounts payable of $14.2 million. First Quarter Overview “We are continuing to take steps to extend our operational runway and manage our cash efficiently. These actions include a successful financing and the work we are doing on a potential sale-leaseback transaction for our Union City facility that would further solidify our financial foundation,” said Workhorse CFO Bob Ginnan. “Looking ahead, we remain optimistic about our ability to drive additional purchase orders this year, which would enable us to grow revenues and strengthen our financial position.” Conference Call Workhorse management will hold a conference call on Friday, May 24, 2024, at 10:00 a.m. Eastern time (7:00 a.m. Pacific time) to discuss these results and answer related questions. U.S. dial-in: 877-407-8289 International dial-in: 201-689-8341 Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at 949-574-3860. The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website. A telephonic replay of the conference call will be available after 1:00 p.m. Eastern time on the same day through May 31, 2024. Toll-free replay number: 877-660-6853 International replay number: 201-612-7415 Replay ID: 13746831 About Workhorse Group Inc. Workhorse is a technology company focused on providing ground and air based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery- electric trucks and drones. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of our liquidity and capital resources, the likelihood of us obtaining additional financing in the immediate future and the expected terms of such financing, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W4 CC, W750, W56 and WNext platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any failure by the federal government, states or other government entities to adopt or enforce regulations such as the California Air Resource Board’s Advanced Clean Fleet regulation; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our Company, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to obtain financing to meet our immediate liquidity needs and the potential costs, dilution and restrictions imposed by any such financing; our ability to regain compliance with the listing requirements of the Nasdaq Capital Market and otherwise maintain the listing of our securities thereon and the impact of any steps we take to regain such compliance, such as a reverse split of our common stock, on our operations, stock price and future access to liquidity; our ability to protect our intellectual property; market acceptance for our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and Israel) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to consummate the divestiture of our aero business; our ability to consummate and realize the benefits of a potential sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including under the “Risk Factors” sections of our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Media Contact: Aaron Palash / Greg Klassen Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 Investor Relations Contact: Matt Glover and Tom Colton Gateway Group 949-574-3860 WKHS@gateway-grp.com

Workhorse Group Inc. Condensed Consolidated Balance Sheets (Unaudited) March 31, 2024 December 31, 2023 Assets Current assets: Cash and cash equivalents $ 6,728,430 $ 25,845,915 Restricted cash — 10,000,000 Accounts receivable, less allowance for credit losses of $0.2 million and $0.2 million as of March 31, 2024 and December 31, 2023, respectively 1,767,887 4,470,209 Inventory, net 49,852,378 45,408,192 Prepaid expenses and other current assets 7,293,787 8,101,162 Total current assets 65,642,482 93,825,478 Property, plant and equipment, net 38,537,214 37,876,955 Lease right-of-use assets 9,513,950 9,795,981 Other assets 176,310 176,310 Total Assets $ 113,869,956 $ 141,674,724 Liabilities Current liabilities: Accounts payable $ 14,229,542 $ 12,456,272 Accrued and other current liabilities 6,652,042 4,862,740 Deferred revenue, current 4,689,581 4,714,331 Warranty liability 599,227 1,902,647 Current portion of lease liabilities 3,416,636 3,560,612 Warrant liability 3,937,540 5,605,325 Current portion of convertible notes 7,874,051 20,180,100 Total current liabilities 41,398,619 53,282,027 Lease liabilities, long-term 5,047,565 5,280,526 Total Liabilities 46,446,184 58,562,553 Commitments and contingencies Stockholders’ Equity: Series A preferred stock, par value $0.001 per share, 75,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2024 and December 31, 2023 — — Common stock, par value $0.001 per share, 450,000,000 shares authorized, 330,791,980 shares issued and outstanding as of March 31, 2024 and 285,980,843 shares issued and outstanding as of December 31, 2023 330,792 285,981 Additional paid-in capital 847,817,018 834,394,441 Accumulated deficit (780,724,038) (751,568,251) Total stockholders’ equity 67,423,772 83,112,171 Total Liabilities and Stockholders’ Equity $ 113,869,956 $ 141,674,724

Workhorse Group Inc. Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended March 31, 2024 2023 Sales, net of returns and allowances $ 1,339,295 $ 1,693,415 Cost of sales 7,442,778 5,328,119 Gross loss (6,103,483) (3,634,704) Operating expenses Selling, general and administrative 14,095,278 14,689,843 Research and development 3,527,911 7,224,849 Total operating expenses 17,623,189 21,914,692 Loss from operations (23,726,672) (25,549,396) Interest income (expense), net (5,429,115) 550,359 Loss before benefit for income taxes (29,155,787) (24,999,037) Benefit for income taxes — — Net loss $ (29,155,787) $ (24,999,037) Net loss per share of common stock Basic and Diluted $ (0.10) $ (0.15) Weighted average shares used in computing net loss per share of common stock Basic and Diluted 302,607,192 167,144,351